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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 21, 1999


                    Friedman, Billings, Ramsey Group, Inc.
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            (Exact name of Registrant as specified in its charter)


Virginia                          001-13731            54-1837743
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(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)         Identification No.)


               1001 Nineteenth Street, North Arlington, VA 22209
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              (Address of principal executive offices) (Zip code)


                                (703) 469-1000
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              (Registrant's telephone number including area code)
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Item 5. Other Events

1. On July 21, 1999, Friedman, Billings, Ramsey Group, Inc. issued a press release reporting its second quarter 1999 results. The entire text of the press release is being filed herewith and attached as exhibit 99.1.

2. On July 21, 1999, Friedman, Billings, Ramsey Group, Inc. held a conference call regarding its second quarter 1999 results. The text of that conference call as posted to Friedman, Billings, Ramsey Group, Inc.'s web-site www.fbrcorp.com
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is being filed herewith and attached as exhibit 99.2.

99.1 Press Release dated July 21, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

                                        By: /s/ Emanuel J. Friedman
                                        Chief Executive Officer

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